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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2001

WELLPOINT HEALTH NETWORKS INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13083	95-4635504
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)
1 WellPoint Way Thousand Oaks, California	91362
(Address of principal executive offices)	(Zip Code)

(818) 234-4000
(Registrant's telephone number, including area code)

ITEM 5. OTHER EVENTS

    On October 17, 2001, WellPoint Health Networks Inc. ("WellPoint") signed a definitive agreement with RightCHOICE Managed Care Inc. ("RightCHOICE") to merge in a transaction valued at approximately $1.3 billion, or $66 per share, for RightCHOICE common stock.

    RightCHOICE serves approximately 2.8 million members and is the largest managed-care company in Missouri. RightCHOICE does business in Missouri under the name Blue Cross and Blue Shield of Missouri and through its HealthLink subsidiary. HealthLink provides network rental, administrative services, workers' compensation and other non-underwritten health benefit programs.

    RightCHOICE's total revenues were approximately $1.1 billion and $870.1 million during the year ended December 31, 2000 and the nine months ended September 30, 2001, respectively. RightCHOICE's operating income was approximately $53.6 million and $61.7 million during the year ended December 31, 2000 and the nine months ended September 30, 2001, respectively. For these periods, RightCHOICE's net income was approximately $35.5 million and $49.3 million, respectively.

    When WellPoint completes the merger, the stockholders of RightCHOICE will receive for each outstanding share of RightCHOICE common stock (other than shares held by WellPoint or by stockholders who validly exercise their right to dissent) either $66 in cash or 0.6161 shares of WellPoint common stock. RightCHOICE stockholders will be able to elect to receive cash or WellPoint common stock for any or all of their shares of RightCHOICE common stock, subject to a prorationing mechanism which will provide that 70% of the outstanding RightCHOICE common stock will convert into the right to receive WellPoint common stock and 30% of the outstanding RightCHOICE common stock will convert into the right to receive cash. The transaction is intended to qualify as a tax-free transaction for RightCHOICE stockholders that receive WellPoint common stock.

    The transaction is subject to a number of closing conditions including a vote of the RightCHOICE stockholders, approval by the Missouri and Illinois Departments of Insurance and approval by the Blue Cross Blue Shield Association (the "BCBSA"). RightCHOICE currently expects to hold a meeting of its stockholders on January 29, 2002. Approval by the RightCHOICE stockholders is relatively certain because the Missouri Foundation for Health (the "Foundation"), which owns approximately 57% of the outstanding RightCHOICE common stock has signed a voting agreement with WellPoint obligating the Foundation to vote in favor of the Merger (subject to certain exceptions). WellPoint currently expects the transaction to close during the quarter ending March 31, 2002 and as soon as January 31, 2002.

    Upon completion of the merger, the Foundation may beneficially own greater than 5% of WellPoint's outstanding voting securities. As part of the BCBSA approval process, WellPoint has requested that the BCBSA amend WellPoint's license agreement with the BCBSA, which generally prohibits investors (other than certain types of institutional investors) from beneficially owning more than 5% of WellPoint's voting securities. As part of the BCBSA approval process, WellPoint expects to enter into a voting trust agreement with the Foundation with respect to shares of WellPoint common stock acquired by the Foundation in excesss of 5% of WellPoint's then-outstanding voting securities. WellPoint currently expects that the voting trust agreeement will contain a provision that requires the Foundation to reduce its ownership of WellPoint common stock to below 5% within one year following completion of the merger. WellPoint has agreed to grant the Foundation certain registration rights in order to allow the Foundation to freely sell its shares.

    On the closing date, one non-employee member of the RightCHOICE board of directors will be appointed to the WellPoint board of directors. The chief executive officer of RightCHOICE will become president of WellPoint's central business region, which will consist of the states of Arkansas, Illinois, Indiana, Iowa, Kansas, Kentucky, Michigan, Missouri, Ohio, West Virginia and Wisconsin. Other senior executives of RightCHOICE will be assigned significant responsibilities with respect to WellPoint business in that region.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

    (a) Financial Statements of Business Acquired:

    The following financial statements were filed as part of the Annual Report on Form 10-K for the year ended December 31, 2000 of RightCHOICE Managed Care, Inc. ("RightCHOICE") (SEC File No. 1-15907) and are incorporated herein by this reference:

Audited Consolidated Financial Statements
Report of Independent Accountants
Consolidated Balance Sheets as of December 31, 1999 and 2000
Consolidated Statements of Income for the years ended December 31, 1998, 1999 and 2000
Consolidated Statements of Changes in Stockholders' Equity for the years ended December 31, 1998, 1999 and 2000
Consolidated Statements of Cash Flows for the years ended December 31, 1998, 1999 and 2000
Notes to Consolidated Financial Statements

    The following unaudited financial statements were filed as part of RightCHOICE's Quarterly Report on Form 10-Q for the quarter ended September 30, 2001 and are incorporated herein by this reference:

Unaudited Consolidated Financial Statements
Consolidated Balance Sheets as of December 31, 2000 and September 30, 2001
Consolidated Statements of Income for the nine months ended September 30, 2000 and 2001
Consolidated Statements of Changes in Stockholders' Equity for the nine months ended September 30, 2000 and September 30, 2001
Consolidated Statements of Cash Flows for the nine months ended September 30, 2000 and 2001
Notes to Consolidated Financial Statements

    (b) Pro Forma Financial Information

    The following unaudited pro forma financial statements were filed as part of WellPoint's Registration Statement on Form S-4 (Registration No. 333-73382) and are incorporated herein by this reference:

Unaudited Pro Forma Condensed Financial Statements
Unaudited Pro Forma Combined Condensed Balance Sheet as of September 30, 2001
Unaudited Pro Forma Combined Condensed Income Statements for the nine months ended September 30, 2001 and the twelve months ended December 31, 2000
Notes to Unaudited Pro Forma Combined Condensed Financial Statements

    (c) Exhibits

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger dated as of October 17, 2001 by and among WellPoint Health Networks Inc., RightCHOICE Managed Care, Inc. and RWP Acquisition Corp., incorporated by reference from Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-73382)
23.1	Consent of PricewaterhouseCoopers LLP.

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLPOINT HEALTH NETWORKS INC.
January 10, 2002 (Date)	By:	/s/ ROBERT A. KELLY
Robert A. Kelly
Assistant Secretary

Exhibit Number	Description of Exhibit	Method of Filing
2.1	Agreement and Plan of Merger dated as of October 17, 2001 by and among WellPoint Health Networks Inc., RightCHOICE Managed Care, Inc. and RWP Acquisition Corp., incorporated by reference from Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 (Registration No. 333-73382)	Incorporated by reference.
23.1	Consent of PricewaterhouseCoopers LLP	Filed electronically herewith.

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FORM 8-K
  ITEM 5. OTHER EVENTS
  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURE